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1. CHARTER

AUDIT COMMITTEE PURPOSE

The Audit Committee ("Committee") is appointed by the Board to assist the Board in fulfilling its oversight responsibilities of the "Company. In so doing the Committee provides an avenue of communication among the independent auditors, management, and the Board. The Committee's primary duties and responsibilities are to gain reasonable assurance of the following:

     o that the Company complies with the applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure;

     o that management of the Company has assessed areas of potential significant financial risk to the Company and taken appropriate measures;

     o the independence and satisfactory performance of duties by the Company's independent auditors;

     o that the accounting principles, significant judgments and disclosures that underlie or are incorporated in the Company's financial statements are the most appropriate in the prevailing circumstances;

     o that the Company's quarterly and annual financial statements present fairly the Company's financial position and performance in accordance with generally accepted accounting principles; and

     o that appropriate information concerning the financial position and performance of the Company is disseminated to the public in a timely manner.

COMPOSITION

Audit Committee members shall meet the requirements of the exchange(s) upon which the Company is listed as well as all governing regulatory bodies. The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent non-executive Directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall be financially literate.

The Committee members shall be appointed by the Board. The Board shall designate the Chairman of the Committee annually.

RELIANCE ON EXPERTS

The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to set and pay the compensation for any advisors

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engaged by it. In so doing each member of the Committee shall be entitled to rely in good faith upon:

     (a) financial statements of the Company represented to him or her by an officer of the Company or in a written report of the independent auditors to present fairly the financial position of the Company in accordance with generally accepted accounting principles; and

     (b) any report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by any such person.

The Committee shall also have the authority to communicate directly with the independent auditors.

REMUNERATION OF COMMITTEE MEMBERS

No member of the Committee may earn fees from the Company or any of its subsidiaries other than directors' fees (which fees may include cash, options or other in-kind consideration ordinarily available to directors). For greater certainty, no member of the Committee shall accept any consulting, advisory or other compensatory fee from the Company.

LIMITATIONS ON COMMITTEE'S DUTIES

In contributing to the Committee's discharging of its duties under this Charter, each member of the Committee shall be obliged only to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject.

MEETINGS AND OPERATING PROCEDURES

     o The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

     o    A quorum shall be a majority of the members.

     o In the absence of the Chairman of the Committee, the members shall appoint an acting Chairman.

     o A copy of the minutes of each meeting of the Committee shall be provided to each member of the Committee and to each Director of the Company in a timely fashion.

     o The Chairman of the Committee shall prepare and/or approve an agenda in advance of each meeting.

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     o    The Committee, in consultation with management and the independent auditors, shall develop and participate in a process for review of important financial topics that have the potential to impact the Company's financial policies and disclosures.

     o The Committee shall communicate its expectations to management and the independent auditors with respect to the nature, timing and extent of its information needs. The Committee expects that written materials will be received from management and the independent auditors in advance of meeting dates.

     o The Committee should meet privately in executive session at least quarterly with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

     o In addition, the Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

     o The Committee shall annually review, discuss and assess its own performance. In addition, the Committee shall periodically review its role and responsibilities.

     o The Committee expects that, in discharging their responsibilities to the shareholders, the independent auditors shall be accountable to the Board through the Committee. The independent auditors shall report all material issues or potentially material issues to the Committee.

RESPONSIBILITIES AND DUTIES

Review Procedures

     o Review and reassess the adequacy of this Charter at least annually, submit it to the Board for approval and ensure that it is in compliance with applicable securities laws.

     o Review the Company's annual audited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     o Review the Company's quarterly unaudited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.


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     o    Review and, if appropriate, recommend approval to the Board of news releases and reports to shareholders issued by the Company with respect the Company's annual and quarterly financial statements.

     o Ensure that adequate procedures are in place for the review of the Company's disclosure of financial information extracted or derived from the Company's financial statements, other than the disclosure stated above, and periodically assess the adequacy of the those procedures.

     o In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

     o Review with management and the independent auditors the management certifications of the financial statements as required under applicable securities laws.

     o Review with management and the independent auditors the appropriateness of the Company's accounting policies, disclosures, reserves, key estimates and judgments, including changes or alternatives thereto and to obtain reasonable assurance that they are in compliance with generally accepted accounting principles, and report thereon to the Board.

     o Review the following with management with the objective of obtaining reasonable assurance that financial risk is being effectively managed and controlled:

          i.   management's tolerance for financial risks;

          ii. management's assessment of significant financial risks facing the Company;

          iii. the Company's policies, plans, processes and any proposed changes to those policies for controlling significant financial risks;

     o On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organizations' financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Independent Auditors

     o The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     o Assume direct responsibility for overseeing the work of the independent auditors engaged to prepare or issue an audit report or perform other audit, review or attest

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          services for the Company, including the resolution of disagreements between management and the independent auditors regarding financial reporting.

     o Evaluate and recommend to the Board the independent auditors to be nominated to prepare or issue an audit report or perform other audit, review or attest services for the Company, and the compensation of the independent auditors.

     o Pre-approve all non-audit services to be provided to the Company or its subsidiary entities by its independent auditors. Authority to pre-approve non-audit services may be delegated to one or more independent members, provided that the pre-approval is presented to the full Committee at its first scheduled meeting following such pre-approval.

     o On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     o Review the independent auditors' audit plan, discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     o Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees.

     o Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     o Review the results of independent audits and any change in accounting practices or policies and their impact on the financial statements.

     o Where there are unsettled issues raised by the independent auditors that do not have a material effect on the annual audited financial statements, require that there be a written response identifying a course of action that would lead to their resolution.

Other

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     o Review and approve the Company's hiring policies regarding employees and former employees of the present and former independent auditors of the Company.

     o Review, through its Chairman, the travel and entertainment expenses of the President and Chief Executive Officer.


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     o    Ensure that the Company's annual information form (the "AIF") contains the required, prescribed disclosure regarding the Committee, and if management solicits proxies from the Company's security holders for the purpose of electing Directors to the Company's Board, ensure that a cross-reference to the sections of the Company's AIF containing the required, prescribed disclosure is included in the Company's management information circular.